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                                                                    EXHIBIT 3.33


                               State of Delaware
                                                                          PAGE 1
                        Office of the Secretary of State


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED LIABILITY COMPANY OF "CLASSIC NETWORK TRANSMISSION, L.L.C.", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF JULY, A.D. 1999, AT 4 O'CLOCK P.M.





                                             /s/ EDWARD J. FREEL
                                [SEAL]       -----------------------------------
                                             Edward J. Freel, Secretary of State

3072766 8100                                 AUTHENTICATION: 9878769

991300513                                    DATE: 07-21-99
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                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 04:00 PM 07/21/1999
                                                          991300513 - 3072766



                               STATE OF DELAWARE

                          CERTIFICATE OF FORMATION OF

                      CLASSIC NETWORK TRANSMISSION, L.L.C.

     THE UNDERSIGNED, desiring to form a limited liability company pursuant to the Delaware Limited Liability Company Act, 6 Delaware Code, Chapter 18, do hereby certify as follows:

     The name of the limited liability company is Classic Network Transmission, L.L.C.

     The address of its registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its Registered Agent at such address if The Corporation Trust Company.

     The period of its duration is perpetual.

     The management of the Company is reserved to the Managers. The names and addresses of the initial managers of the Company are:

                                   J. Merritt Belisle
                                   515 Congress Avenue, Suite 2626
                                   Austin, Texas 78701


                                   Steven E. Seach
                                   515 Congress Avenue, Suite 2626
                                   Austin, Texas 78701


     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Classic Network Transmission, L.L.C. this 27th day of July, 1999.



                                                 /s/ GAYLE WINDLE
                                                 -------------------------------
                                                 Gayle Windle, Authorized Person